Exhibit 32.1




                         CERTIFICATION



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of AccessTel, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 of the Company fully complies, in all material respects, with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ KEVIN MARION
Date:  August 23, 2004                       By:  _________________________
                                                  Kevin Marion
                                                  President and Chief
                                                    Financial Officer